UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) September 16, 2004

                        Commission File Number 333-41342

                   GALTECH SEMICONDUCTOR MATERIALS CORPORATION
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             Utah                                         87-0427597
 --------------------------------              --------------------------------
 (State or other jurisdiction of               (I.R.S. Employer Identification
  incorporation or organization)                            Number)

                         25308 SE 35th St., Issaquah, WA
                    -----------------------------------------
                    (Address of principal executive offices)

                                      98029
                                   ----------
                                   (Zip Code)

                                  425-391-3019
                ------------------------------------------------
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

Galtech (GSM) has aquired Artisan Magnetics, Inc. (AMI)who operates as a design, development and manufacturing house for power conversion and energy storage electronic components and marketed under the company name. The closing took place on July 8, 2004.

The Stock Exchange Agreement has been amended as described in the attached document titled "AMENDEMENY TO STOCK EXCHANGE AGREEMENT". Said Amendment was executied by AMI and GSM on September 3, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GALTECH SEMICONDUCTOR MATERIALS CORPORATION



Date: September 16, 2004             By: /s/ Garrett Quintana
                                        ---------------------------------------
                                        Garrett Quintana, President

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